Exhibit 99.1

SOLID POWER, INC. ANNOUNCES SECOND QUARTER 2022 FINANCIAL RESULTS

-	Financial results and business update call scheduled for 5:00 PM ET today

LOUISVILLE, Colo., August 9, 2022 – Solid Power, Inc. (Nasdaq: SLDP), an industry-leading developer of all-solid-state battery cells for electric vehicles, today announced its financial results for the second quarter ended June 30, 2022.

Recent Business Highlights:

•	Cell development remains on track, with initial 20 Ah silicon anode cells (“Silicon EV cells”) expected to be shipped during the third quarter to joint development partners.

•	EV cell pilot line installation completed in June, with optimization activities ongoing. Production of EV-scale cells for internal testing still expected during the third quarter.

•	Construction of electrolyte production facility progressing, with initial production expected in the first quarter of 2023.

•	First half 2022 revenue reaches $4.8 million, nearing the high end of full-year revenue guidance.

•	Investments in operations, production equipment and technology development continue on accelerated timeline.

"First half results reflect continued solid execution by our team as we continue to position the company for long-term success,” said Doug Campbell, Chief Executive Officer of Solid Power. “With the recent installation of the EV cell pilot line, we now have the operational capabilities needed to produce EV-scale cells, which is a critical step towards initiating the formal automotive qualification process. During the third quarter, we expect to begin producing EV-scale cells for our internal testing and delivering 20 Ah Silicon EV cells to our joint development partners for their initial testing.”

Campbell continued, “We continue to invest in our team, facilities and technology. Construction of our electrolyte production facility continues to progress nicely, though we are not immune to supply chain challenges. We remain on track with our objectives to produce EV-scale cells and enter A sample by the end of the year. We believe the ongoing investments in our product development and operational capabilities are not only key to entering into formal automotive qualification and meeting the needs of our customers, but will also enable us to build on our position as a leader in the battery technology sector.”

Second Quarter Financial Highlights:

Revenue for the second quarter of 2022 was $2.6 million, bringing total revenue for the first half of 2022 to $4.8 million. This compares with revenue of $0.6 million and $1.0 million in the second quarter and first half of 2021, respectively.

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As anticipated, operating expenses were higher in the second quarter of 2022 compared to the second quarter of 2021, driven by accelerated investments in product development and the scaling of our operations. Operating loss was $14.7 million for the second quarter of 2022. Changes in Solid Power’s warrant liabilities resulted in a non-cash gain of $27.5 million in the second quarter of 2022, driving the company to net income of $13.7 million, or $0.08 per diluted share.

Balance Sheet and Liquidity

Solid Power’s liquidity position remained strong as of June 30, 2022, with total liquidity totaling $534.2 million, as shown below.

($ in thousands)	June 30, 2022	December 31, 2021
Cash and cash equivalents	$301,603	$513,447
Marketable securities	182,694	75,885
Long-term investments	49,873	-

Total liquidity	$534,170	$589,332

Capital expenditures during the second quarter and first half of 2022 were $20.4 million and $31.0 million, respectively, representing ongoing investments in the company’s technical development and operational capabilities.

2022 Outlook

After delivering strong first half 2022 revenue results, Solid Power now expects 2022 revenue to exceed the high end of the previous guidance range of between $3 million and $5 million.

Solid Power reiterates its outlook for total 2022 cash investment of between $150 million and $170 million. Solid Power expects to have total combined cash, cash equivalents, marketable securities and long-term investments of between $420 to $440 million at the end of the year.

Solid Power is focused on delivering on its 2022 milestones. To date, the following 2022 milestones have been completed:

•	Delivery of 2 Ah Silicon EV cells to automotive partners.

•	Installation of the EV cell pilot line.

Solid Power remains committed to delivering on the following key 2022 milestones:

•	Delivering 20 Ah Silicon EV cells to automotive partners, anticipated during the third quarter.

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•	Commencing EV-scale cell production for internal testing, anticipated during the third quarter.

•	Constructing the electrolyte production facility, with electrolyte powder production expected beginning in the first quarter of 2023.

•	Delivering EV-scale Silicon EV cells to our automotive partners by the end of the year.

•	Formally entering the automotive qualification process with our EV-scale Silicon EV cell.

Webcast and Conference Call

Solid Power will host a conference call at 3:00 p.m. MT (5:00 p.m. ET) today, August 9, 2022. Participating on the call will be Doug Campbell, Chief Executive Officer, and Kevin Paprzycki, Chief Financial Officer.

Interested investors and other parties can listen to a webcast of the live conference call through Solid Power’s Investor Relations website at ir.solidpowerbattery.com.

The conference call can be accessed live over the phone by dialing +1-877-407-0792 (domestic) or +1-201-689-8263 (international).

A recording of the conference call will be available approximately three hours after the completion of the call at ir.solidpowerbattery.com or by dialing +1-844-512-2921 (domestic) or +1-412-317-6671 (international). The pin number for the replay is 13730468. The replay will be available until 11:59 p.m. ET on August 23, 2022.

About Solid Power, Inc.

Solid Power is an industry-leading developer of all-solid-state rechargeable battery cells for electric vehicles and mobile power markets. Solid Power replaces the flammable liquid electrolyte in a conventional lithium-ion battery with a proprietary sulfide-based solid electrolyte. As a result, Solid Power's all-solid-state battery cells are expected to be safer and more stable across a broad temperature range, provide an increase in energy density compared to the best available rechargeable battery cells, enable less expensive, more energy-dense battery pack designs and be compatible with traditional lithium-ion manufacturing processes. For more information, visit http://www.solidpowerbattery.com/.

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Forward Looking Statements

All statements other than statements of present or historical fact contained herein are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including Solid Power’s or its management team’s expectations, objectives, beliefs, intentions or strategies regarding the future. When used herein, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” “plan,” “outlook,” “seek,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These statements include our financial guidance for 2022, future financial performance and our strategy, expansion plans, market opportunity, future operations, future operating results, estimated revenues, losses, projected costs, prospects, plans and objectives of management and expectations regarding the impact of the COVID-19 pandemic on our business and industry.  These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Solid Power disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date hereof. Readers are cautioned not to put undue reliance on forward-looking statements and Solid Power cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Solid Power, including the following factors: (i) risks relating to the uncertainty of the success of our research and development efforts, including our ability to achieve the technological objectives or results that our partners require, and to do so in advance of the development of competing technologies; (ii) risks relating to the non-exclusive nature of our original equipment manufacturers and joint development agreement relationships; (iii) our ability to negotiate and execute supply agreements with our partners on commercially reasonable terms; (iv) our ability to protect our intellectual property, including in jurisdictions outside of the United States; (v) broad market adoption of electric vehicles and other technologies where we are able to deploy our all-solid-state batteries, if developed successfully; (vi) our success in retaining or recruiting, or changes required in, our officers, key employees, including technicians and engineers, or directors; (vii) changes in applicable laws or regulations; (viii) risks related to technology systems and security breaches; (ix) the possibility that COVID-19 or a future pandemic may adversely affect our results of operations, financial position and cash flows; (x) the possibility that we may be adversely affected by other economic, business or competitive factors, including supply chain interruptions, and may not be able to manage other risks and uncertainties; (xi) risks relating to our status as an early stage company with a history of financial losses, and an expectation to incur significant expenses and continuing losses for the foreseeable future; (xii) rollout of our business plan and the timing of expected business milestones; (xiii) the termination or reduction of government clean energy and electric vehicle incentives; (xiv) delays in the construction and operation of production facilities; and (xv) changes in domestic and foreign business, market, financial, political and legal conditions. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the “Risk Factors” section of Solid Power’s Annual Report on Form 10-K for the year ended December 31, 2021 and other documents filed by Solid Power from time to time with the SEC, all of which are available on the SEC’s website at www.sec.gov. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Solid Power gives no assurance that it will achieve its expectations.

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Contact Information

For Investors:

Kevin Paprzycki

Chief Financial Officer

1 (800) 799-7380

investors@solidpowerbattery.com

For Media:

Will McKenna

Marketing Communications Director

(720) 598-2877

press@solidpowerbattery.com

Website: www.solidpowerbattery.com

Twitter: https://twitter.com/SolidPowerInc

LinkedIn: https://www.linkedin.com/company/solid-power

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Solid Power, Inc.

Condensed Consolidated Balance Sheets (Unaudited)

(in thousands, except par value and number of shares)

	As of
	June 30, 2022	December 31, 2021
Current assets:
Cash and cash equivalents	$301,603	$513,447
Marketable securities	182,694	75,885
Contract receivables	2,031	829
Prepaid expenses and other current assets	2,864	4,216
Total current assets	489,192	594,377

Property, plant and equipment, net	59,409	22,082
Right-of-use operating lease asset, net	7,346	-
Right-of-use financing lease asset, net	204	-
Other assets	1,209	602
Long-term investments	49,873	-
Intangible assets, net	843	619

Total assets	$608,076	$617,680

Current liabilities:
Accounts payable	$9,540	$4,326
Current portion of long-term debt	58	120
Deferred revenue	214	500
Accrued and other current liabilities:
Accrued compensation	2,227	1,151
Other accrued liabilities	805	2,269
Operating lease liabilities, short-term	674	-
Financing lease liabilities, short-term	47	-
Total current liabilities	13,565	8,366

Long-term debt	-	10
Operating lease liabilities, long-term	7,312	-
Financing lease liabilities, long-term	152	-
Warrant liabilities	21,837	50,020
Other long-term liabilities	-	393
Deferred taxes	240	226

Total liabilities	$43,106	$59,015

Stockholders equity:
Common stock, $0.0001 par value; 2,000,000,000 shares authorized; 174,447,804 and 167,557,988 shares issued and outstanding as of June 30, 2022 and December 31, 2021, respectively	17	17
Additional paid-in capital	572,456	568,183
Accumulated other comprehensive loss	(1,291)	-
Accumulated deficit	(6,212)	(9,535)

Total stockholders' equity	564,970	558,665

Total liabilities and stockholders' equity	$608,076	$617,680

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Solid Power, Inc.

Condensed Consolidated Statements of Operations (Unaudited)

(in thousands, except number of shares and per-share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenue	$2,582	$561	$4,778	$1,041

Operating expenses
Direct costs	2,987	540	5,017	1,055
Research and development	8,440	3,203	15,101	6,309
Marketing and sales	957	535	1,752	1,090
General and administrative	4,894	2,332	8,918	2,929
Total operating expenses	17,278	6,610	30,788	11,383

Operating loss	(14,696)	(6,049)	(26,010)	(10,342)

Non-operating income (expense)
Interest income	735	9	936	9
Interest expense	(5)	(121)	(10)	(342)
Other income (expense)	196	(3,100)	235	(3,100)
Change in fair value of warrant liabilities	27,473	-	28,183	-

Loss from change in fair value of embedded derivative liability	-	-	-	(2,680)
Total non-operating income (expense)	28,399	(3,212)	29,344	(6,113)

Pretax income (loss)	13,703	(9,261)	3,334	(16,455)

Income tax expense (benefit)	36	12	13	(41)

Net income (loss)	$13,667	$(9,273)	$3,321	$(16,414)

Basic earnings (loss) per share	$0.08	$(0.10)	$0.02	$(0.21)
Diluted earnings (loss) per share	$0.08	$(0.10)	$0.02	$(0.21)

Weighted average shares outstanding - basic	174,128,230	88,944,577	173,266,760	79,568,181
Weighted average shares outstanding - diluted	174,703,533	88,944,577	173,566,001	79,568,181

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Solid Power, Inc.

Condensed Consolidated Statements of Cash Flows (Unaudited)

(In thousands)

	Six Months Ended June 30,
	2022	2021
Cash flows from operating activities
Net income (loss)	$3,321	$(16,414)
Adjustments to reconcile net income (loss) to net cash and cash equivalents from operating activities:
Depreciation and amortization	1,782	1,102
Amortization of right-of-use assets	16	-
Loss on sale of property and equipment	-	2
Stock compensation expense	3,910	217
Deferred taxes	13	(41)
Change in fair value of warrant liabilities	(28,183)	-
Accrued interest on convertible notes payable to be paid in kind	-	263
Loss from change in fair value of embedded derivative liability	-	2,680
Changes in operating assets and liabilities that provided (used) cash and cash equivalents:
Contract receivables	(1,202)	(110)
Prepaid expenses and other current assets	744	(74)
Accounts payable	(2,796)	792
Deferred revenue	(286)	(38)
Accrued and other liabilities	(465)	1,500
Operating lease liability	188	(35)
Net cash and cash equivalents used by operating activities	(22,958)	(10,156)

Cash flows from investing activities
Purchases of property and equipment	(30,957)	(3,770)
Purchases of marketable securities and long-term investments	(212,792)	-
Proceeds from sales of marketable securities	54,819	-
Purchases of intangible assets	(228)	(85)
Net cash and cash equivalents used in investing activities	(189,158)	(3,855)

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Solid Power, Inc.

Condensed Consolidated Statements of Cash Flows (Unaudited)

(Continued, In thousands)

	Six Months Ended June 30,
	2022	2021
Cash flows from financing activities
Proceeds from debt	-	958
Payments of debt	(71)	(1,574)
Proceeds from issuance of convertible note payable	-	4,875
Proceeds from exercise of common stock options	354	70
Receivable for exercise of common stock options	79	-
Proceeds from exercise of common stock warrants	-	15
Proceeds from issuance of Series B preferred stock	-	135,579
Preferred stock issuance costs	-	(4,511)
Redemption of preferred stock	-	(6,041)
Cash paid for withholding of employee taxes related to stock-based compensation	(58)	-
Payments on finance lease liability	(20)	-
Transaction costs	(12)	-
Net cash and cash equivalents provided by financing activities	272	129,371

Net (decrease) increase in cash and cash equivalents	(211,844)	115,360

Cash and cash equivalents at beginning of period	513,447	4,974

Cash and cash equivalents at end of period	$301,603	$120,334

Supplemental information:
Cash paid for interest	5	82
Accrued capital expenditures	8,146	2

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